UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 1, 2009
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 1, 2009, Otter Tail Corporation (the “Company”) agreed to sell $100,000,000 aggregate principal amount of its 9.000% Notes due 2016 (the “Notes”) pursuant to the provisions of an Underwriting Agreement dated December 1, 2009, by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule A thereto. The sale of the Notes is expected to close on December 4, 2009, subject to customary closing conditions.
     The Company expects to receive net proceeds from this offering of approximately $98.3 million, after deducting the underwriting discount and its estimated offering expenses. The Company intends to use the net proceeds to reduce borrowings under its revolving credit facility.
     The Notes will be issued pursuant to the Prospectus Supplement dated December 1, 2009, in connection with the Registration Statement on Form S-3, Registration No. 333-159137, which was filed with the Securities Exchange Commission by Otter Tail Corporation (the “Predecessor Registrant”) and adopted by the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 414 under the Securities Act of 1933, as amended, in connection with the Predecessor Registrant’s holding company reorganization, effective on July 1, 2009.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibits to the Registration Statement are being filed with this report:

Exhibit
Number	Description

1.1	Underwriting Agreement dated December 1, 2009 by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule A thereto.

4.1	Officer’s Certificate and Authentication Order dated December 4, 2009 for the 9.000% Notes due 2016 (which includes the form of Note) issued pursuant to the Indenture dated as of November 1, 1997 and the First Supplemental Indenture dated as of July 1, 2009 between the Company and U.S. Bank National Association (formerly First Trust National Association), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION
Date: December 4, 2009	By:	/s/ George A. Koeck
George A. Koeck
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Underwriting Agreement dated December 1, 2009 by and among the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule A thereto.

4.1	Officer’s Certificate and Authentication Order dated December 4, 2009 for the 9.000% Notes due 2016 (which includes the form of Note) issued pursuant to the Indenture dated as of November 1, 1997 and the First Supplemental Indenture dated as of July 1, 2009 between the Company and U.S. Bank National Association (formerly First Trust National Association), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.